11/97                                                       Page 1


              MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          SERIES 1995-A
               CHEVY CHASE MASTER CREDIT CARD TRUST II

RECEIVABLES


Beginning of the Month Principal Receivables:              $  2,034,901,461.75
Beginning of the Month Finance Charge Receivables:         $     66,217,310.43
Beginning of the Month Discounted Receivables:             $              0.00
Beginning of the Month Total Receivables:                  $  2,101,118,772.18


Removed Principal Receivables:                             $              0.00
Removed Finance Charge Receivables:                        $              0.00
Removed Total Receivables:                                 $              0.00


Additional Principal Receivables:                          $              0.00
Additional Finance Charge Receivables:                     $              0.00
Additional Total Receivables:                              $              0.00


Discounted Receivables Generated this Period:              $              0.00


End of the Month Principal Receivables:                    $  2,013,281,970.56
End of the Month Finance Charge Receivables:               $     73,753,678.58
End of the Month Discounted Receivables:                   $              0.00
End of the Month Total Receivables:                        $  2,087,035,649.14


Special Funding Account Balance                            $              0.00
Aggregate Invested Amount (all Master Trust Series)        $  1,867,200,000.00
End of the Month Transferor Amount                         $    146,081,970.56
End of the Month Transferor Percentage                                   7.26%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                 RECEIVABLES


   30-59 Days Delinquent                                   $     51,266,190.33
   60-89 Days Delinquent                                   $     35,487,001.40
   90+ Days Delinquent                                     $     55,633,998.98


   Total 30+ Days Delinquent                               $    142,387,190.71
   Delinquent Percentage                                                 6.82%

Defaulted Accounts During the Month                        $     18,755,638.31
Annualized Default Percentage                                           11.06%

Principal Collections                                           168,914,591.48
Principal Payment Rate                                                   8.30%

Total Payment Rate                                                       9.57%





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INVESTED AMOUNTS


   Class A Initial Invested Amount        $ 368,000,000.00
   Class B Initial Invested Amount        $  32,000,000.00

INITIAL INVESTED AMOUNT                                    $    400,000,000.00

   Class A Invested Amount                $ 368,000,000.00
   Class B Invested Amount                $  32,000,000.00

INVESTED AMOUNT                                            $    400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                          19.66%
PRINCIPAL ALLOCATION PERCENTAGE                                         19.66%


MONTHLY SERVICING FEE                                      $        666,666.66

INVESTOR DEFAULT AMOUNT                                    $      3,687,358.49


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                             92.00%

   Class A Finance Charge Collections     $   6,260,682.29
   Other Amounts                          $           0.00

TOTAL CLASS A AVAILABLE FUNDS                              $      6,260,682.29


   Class A Monthly Interest               $   1,699,444.44
   Class A Servicing Fee                  $     613,333.33
   Class A Investor Default Amount        $   3,392,369.81

TOTAL CLASS A EXCESS SPREAD                                $        555,534.71


REQUIRED AMOUNT                                            $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                              8.00%

   Class B Finance Charge Collections     $     544,407.14
   Other Amounts                          $           0.00

TOTAL CLASS B AVAILABLE FUNDS                              $        544,407.14


   Class B Monthly Interest               $     150,515.56
   Class B Servicing Fee                  $      53,333.33

TOTAL CLASS B EXCESS SPREAD                                $        340,558.25






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EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $        896,092.96


   Excess Spread Applied to Required Amount                $              0.00

   Excess Spread Applied to Class A Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Class B Items                  $        294,988.68

   Excess Spread Applied to Class B Investor               $              0.00
   Charge Offs

   Excess Spread Applied to Monthly Cash                   $         24,888.89
   Collateral Fee

   Excess Spread Applied to Cash Collateral                $              0.00
   Account

   Excess Spread Applied to other amounts owed             $              0.00
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                    $        576,215.39


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                          $      1,364,600.89


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO             $              0.00
SERIES 1995-A

   Excess Finance Charge Collections Applied to            $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to            $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Items

   Excess Finance Charge Collections Applied to            $              0.00
   Class B Investor Charge Offs

   Excess Finance Charge Collections Applied to            $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to            $              0.00
   Cash Collateral Account

   Excess Finance Charge Collections Applied to            $              0.00
   other amounts owed Cash Collateral Depositor




11/97                                                                  Page 4


YIELD AND BASE RATE --


   Base Rate (Current Month)                          7.95%
   Base Rate (Prior Month)                            7.88%
   Base Rate (Two Months Ago)                         7.92%

THREE MONTH AVERAGE BASE RATE                                            7.92%

   Portfolio Yield (Current Month)                    9.35%
   Portfolio Yield (Prior Month)                     14.67%
   Portfolio Yield (Two Months Ago)                  13.18%

THREE MONTH AVERAGE PORTFOLIO YIELD                                     12.40%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                            92.00%

   Class A Principal Collections          $  30,551,919.98

CLASS B PRINCIPAL PERCENTAGE                                             8.00%

   Class B Principal Collections          $   2,656,688.70

TOTAL PRINCIPAL COLLECTIONS                                $     33,208,608.68


REALLOCATED PRINCIPAL COLLECTIONS                          $              0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER          $              0.00
SERIES


CLASS A AMORTIZATION --

   Controlled Amortization Amount         $           0.00
   Deficit Controlled Amortization Amount $           0.00

CONTROLLED DISTRIBUTION AMOUNT                             $              0.00


CLASS B AMORTIZATION --

   Controlled Amortization Amount         $           0.00
   Deficit Controlled Amortization Amount             0.00

CONTROLLED DISTRIBUTION AMOUNT                             $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL        $     33,208,608.68
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                               $              0.00




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CLASS B INVESTOR CHARGE OFFS                               $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                    $              0.00


CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount        $  52,000,000.00
   Available Cash Collateral Amount       $  52,000,000.00


INTEREST RATE CAP PAYMENTS --


   Class A Interest Rate Cap Paymets      $           0.00
   Class B Interest Rate Cap Paymets      $           0.00

TOTAL DRAW AMOUNT                                          $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $              0.00


                                CHEVY CHASE BANK, F.S.B.,
                                as Servicer


                                By:  ________________________
                                         Mark A. Holles
                                         Vice President